EXHIBIT 99.2
                                                                    ------------


THE WARRANT EVIDENCED HEREBY, AND THE SECURITIES ISSUABLE HEREUNDER, HAVE BEEN AND SHALL BE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE APPLICABLE STATE SECURITY LAWS. THE WARRANT AND SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND SHALL NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS THE PROPOSED DISPOSITION IS THE SUBJECT OF A CURRENTLY EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SAID ACT AND SUCH STATE SECURITIES LAWS IN CONNECTION WITH SUCH DISPOSITION.


                              GLOBAL MATRECHS, INC.

                     RESTATED COMMON STOCK PURCHASE WARRANT

                      Original Issue Date: December 3, 2004
                          Void After: December 2, 2009

                            This Warrant is Issued to
                              Deer Creek Fund, LLC

(hereinafter called the "Holder," which term shall include the Holder's legal representatives, heirs, successors and assigns) by Global Matrechs, Inc., a Delaware corporation (hereinafter referred to as the "Company"). This Warrant may be transferred by the Holder only in accordance with the provisions of
Section 12.

     1. Exercise of Warrant. For value received and subject to the terms and conditions hereinafter set forth, the Holder is entitled, upon surrender of this Warrant at any time on or after December 3, 2004 and on or prior to December 2, 2009 (the "Exercise Date") (with the subscription form annexed hereto (the "Subscription Form") duly executed) at the office of the Company at 90 Grove Street, Suite 201, Ridgefield, Connecticut 06877, or such other office in the United States of which the Company shall notify the Holder hereof in writing, to purchase from the Company, at the purchase price hereinafter specified (as adjusted from time to time, the "Exercise Price"), 2,000,000 shares (the "Warrant Shares") (as adjusted from time to time) of the Common Stock, $0.0001 par value per share, of the Company (the "Common Stock"). The initial Exercise Price shall be $0.025 per share.

     2. Issuance of Stock Certificates. As promptly as practicable after surrender of this Warrant and receipt of payment of the Exercise Price, the Company shall issue and deliver to the Holder a certificate or certificates for the shares purchased hereunder, in certificates of such denominations and in such names as the Holder may specify.

     3. Payment of Exercise Price. Payment of the Exercise Price shall be made by check made payable to the order of the Company or wire transfer of funds to a bank account designated by the Company.

     4. Cashless Exercise. The Holder may notify the Company in a Subscription Form of its election to utilize cashless exercise, in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

                  X = Y [(A-B)/A]

                  where:

                  X = the number of Warrant Shares to be issued to the Holder.

                  Y = the number of Warrant Shares with respect to which this
                      Warrant is being exercised.

                  A = the average of the closing prices for the five trading days immediately prior to (but not including) the Exercise Date.

                  B = the Exercise Price.

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued.

     5. Limitation on Exercise. Notwithstanding anything to the contrary contained herein, the number of Warrant Shares that may be acquired by the Holder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its affiliates and any other persons whose beneficial ownership of Common Stock would be aggregated with the Holder's for purposes of
Section 13(d) of the Exchange Act, does not exceed 4.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.

     6. Adjustment for Dividends, Distributions, Subdivisions, Combinations, Mergers, Consolidations or Sale of Assets.

          6.1  Manner of Adjustment.

               (a) Stock Dividends, Distributions or Subdivisions. In the event the Company shall issue shares of Common Stock in a stock dividend, stock distribution or subdivision, the Exercise Price in effect immediately before such stock dividend, stock distribution or subdivision shall, concurrently with the effectiveness of such stock dividend, stock distribution or subdivision, be proportionately decreased and the number of shares of Common Stock purchasable by exercise of this Warrant shall be proportionately increased.

               (b) Combinations or Consolidations. In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Exercise Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased and the number of shares of Common Stock purchasable by exercise of this Warrant shall be proportionately decreased.

               (c) Adjustment for Reclassification, Exchange or Substitution. In the event that the class of securities issuable upon the exercise of this Warrant shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than any event addressed by Sections 6.1(a), 6.1(b) or 6.1(d)), then and in each such event the Holder shall have the right thereafter to exercise this Warrant for the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by holders of the number of shares of the class of securities into which such Warrant might have been exercisable for immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

               (d) Adjustment for Merger, Consolidation or Sale of Assets. In the event that the Company shall merge or consolidate with or into another entity or sell all or substantially all of its assets, this Warrant shall thereafter be exercisable for the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Company deliverable upon exercise of this Warrant would have been entitled upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions set forth in this Section 6 with respect to the rights and interest thereafter of the Holder of this Warrant, to the end that the provisions set forth in this Section 6 shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the exercise of this Warrant.

          6.2 Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Exercise Price pursuant to this Section 6, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.

          6.3 Closing of Books. The Company shall at no time close its transfer books against the transfer of any shares of Common Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely and proper issuance of such shares.

     7. Covenants of the Company. During the period within which the rights represented by this Warrant may be exercised, the Company shall at all times have authorized and reserved for the purpose of issue upon exercise of the rights evidenced hereby, a sufficient number of shares of the class of securities issuable upon exercise of this Warrant to provide for the exercise of such rights. All securities which may be issued upon the exercise of the rights represented by this Warrant shall, upon issuance, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof. Upon surrender for exercise, this Warrant shall be canceled and shall not be reissued; provided, however, that upon the partial exercise hereof a substitute Warrant of like tenor and date representing the rights to subscribe for and purchase any such unexercised portion hereof shall be issued.

     8. Voting Rights. This Warrant shall not entitle the Holder to any voting rights or any other rights as a stockholder of the Company but upon presentation of this Warrant with the Subscription Form duly executed and the tender of payment of the Exercise Price at the office of the Company pursuant to the provisions of this Warrant, the Holder shall forthwith be deemed a stockholder of the Company in respect of the securities for which the Holder has so subscribed and paid.

     9. No Change Necessary. The form of this Warrant need not be changed because of any adjustment in the Exercise Price or in the number of shares issuable upon its exercise. A Warrant issued after any adjustment or any partial exercise or upon replacement may continue to express the same Exercise Price and the same number of shares (appropriately reduced in the case of partial exercise) as are stated on this Warrant as initially issued, and that Exercise Price and that number of shares shall be considered to have been so changed as of the close of business on the date of adjustment.

     10. Addresses for Notices. All notices, requests, consents and other communications hereunder shall be in writing, either delivered in hand or mailed by registered or certified mail, return receipt requested, or sent by facsimile, and shall be deemed to have been duly made when delivered:

          (a) If to the Holder, to the Holder's address as shown on the books of the Company; or

          (b) If to the Company, to the address set forth on the first page of this Warrant.

     11. Substitution. In the case this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue a new Warrant of like tenor and denomination and deliver the same (a) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (b) in lieu of any Warrant lost, stolen or destroyed, upon receipt of evidence satisfactory to the Company of the loss, theft, or destruction of such Warrant (including, without limitation, a reasonably detailed affidavit with respect to the circumstances of any loss, theft or destruction), and of indemnity (or, in the case of the initial Holder or any other institutional holder, an indemnity agreement) satisfactory to the Company.

     12. Transfer Restrictions. This Warrant shall not be transferable by the Holder other than to an affiliate of Holder, and shall be exercisable only by the Holder (or affiliate of Holder). For purposes of this section, affiliate means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control", when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated", "controlling" and "controlled" have meanings correlative to the foregoing.

Person means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

     13. Without the prior written consent of the Company, the Warrant shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of the Warrant or of any rights granted hereunder contrary to the provisions of this Section 12, or the levy of any attachment or similar process upon the Warrant or such rights, shall be null and void.

     14. Taxes. The Company makes no representation about tax treatment to the Holder with respect to receipt or exercise of the Warrant or acquiring, holding or disposing of the Common Stock, and the Holder represents that the Holder has had the opportunity to discuss such treatment with the Holder's tax advisers.

     15. Remedies. Each party stipulates that the remedies at law in the event of any default or threatened default by the other party in the performance or compliance with any of the terms of this Warrant are and shall not be adequate, and that such terms may be specifically enforced by a decree for that specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

     16. Governing Law. This warrant shall be governed by and interpreted in accordance with the laws of the State of New York for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the exclusive jurisdiction of the federal courts whose districts encompass any part of the County of New York or the state courts of the State of New York sitting in the County of New York in connection with any dispute arising under this Warrant and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on FORUM NON CONVENIENS, to the bringing of any such proceeding in such jurisdictions. Each of the parties hereto expressly agrees not to commence a lawsuit of any kind in any jurisdiction other than New York, and waives its right to a trial by jury with respect to any adjudication arising between the parties pursuant to this Warrant.

     17. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the Holder and the Company.

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


                                                   COMMON STOCK PURCHASE WARRANT




                                      * * *



     IN WITNESS WHEREOF, the parties have caused this Warrant to be executed as of this ______th day of____________, 2004.

                                          Global matrechs, inc.


                                          By:
                                              --------------------------------

                                          Name:
                                                ------------------------------

                                          Title:
                                                 -----------------------------

                                SUBSCRIPTION FORM

                          (TO BE EXECUTED BY THE HOLDER
                        IN ORDER TO EXERCISE THE WARRANT)


                                                      Date: ____________________

To:      Global Matrechs, Inc.
         90 Grove Street, Suite 201
         Ridgefield, CT  06877

         The undersigned, pursuant to the provisions set forth in the attached Warrant hereby irrevocably elects to purchase _____ shares of the Common Stock (the "Common Stock") covered by such Warrant and herewith makes payment of $_________, representing the [full/partial] purchase price for such shares at the price per share provided for in such Warrant.

         The undersigned hereby agrees to take such other action and execute and deliver such other documents as Global Matrechs, Inc. may reasonably require, in connection with the issue of shares of Common Stock to the undersigned as aforesaid, in order to comply with the provisions of such Warrant.

         The undersigned is aware that the Common Stock has not been registered under the Securities Act of 1933, as amended (the "Act") or any state securities laws. The undersigned understands that the reliance by the Company on exemptions under the Act is predicated in part upon the truth and accuracy of the statements of the undersigned in this Subscription Form.

         The undersigned represents and warrants that (1) it has been furnished with all information which it deems necessary to evaluate the merits and risks of the purchase of the Common Stock; (2) it has had the opportunity to ask questions concerning the Common Stock and the Company and all questions posed have been answered to its satisfaction; (3) it has been given the opportunity to obtain any additional information it deems necessary to verify the accuracy of any information obtained concerning the Common Stock and the Company; and (4) it has such knowledge and experience in financial and business matters that it is able to evaluate the merits and risks of purchasing the Common Stock and to make an informed investment decision relating thereto.

         The undersigned hereby represents and warrants that it is purchasing the Common Stock for its own account and not with a view to the sale or distribution of all or any part of the Common Stock.

         The undersigned understands that because the Common Stock have not been registered under the Act, it must continue to bear the economic risk of the investment for an indefinite time and the Common Stock cannot be sold unless the Common Stock are subsequently registered under applicable federal and state securities laws or an exemption from such registration is available.

         The undersigned agrees that it shall in no event sell or distribute or otherwise dispose of all or any part of the Common Stock unless (1) there is an effective registration statement under the Act and applicable state securities laws covering any such transaction involving the Common Stock or (2) the Company receives an opinion of legal counsel to the undersigned (concurred in by legal counsel for the Company) stating that such transaction is exempt from registration or the Company otherwise satisfies itself that such transaction is exempt from registration.

         The undersigned consents to the placing of a legend on its certificate for the Common Stock stating that the Common Stock has not been registered and setting forth the restriction on transfer contemplated hereby and to the placing of a stop transfer order on the books of the Company and with any transfer agents against the Common Stock until the Common Stock may be legally resold or distributed without restriction.

         The undersigned has considered the Federal and state income tax implications of the exercise of the Warrant and the purchase and subsequent sale of the Common Stock.



                                          ------------------------------------
                                          Signature

                                          Print name:
                                                      ------------------------

                                          Date:
                                                ------------------------------



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